Exhibit 10.5.4
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
          REAFFIRMATION AGREEMENT, dated as of February 1, 2011 (this “Agreement”), among (a) Reynolds Group Holdings Limited (“Holdings”), (b) Reynolds Group Issuer (Luxembourg) S.A. (“Lux Issuer”), Reynolds Group Issuer LLC (“LLC Issuer”) and Reynolds Group Issuer Inc. (“Inc. Issuer”) (collectively, the “Issuers”), (c) the Grantors listed on Schedule A hereto (the “Security Reaffirming Parties”), (d) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (e) The Bank of New York Mellon, as trustee (in such capacity, the “Trustee”) under the Senior Secured Notes Indenture (as defined below), (f) The Bank of New York Mellon, as trustee under the 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2010 Trustee”), (g) The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2009 Trustee”) and (h) The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents (together, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
          A. The Administrative Agent, the 2009 Trustee, the Collateral Agents and the Security Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010, (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Credit Agreement, as applicable.
          B. Pursuant to the Credit Agreement dated as of November 5, 2009 (as amended from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent, the Lenders extended certain credits to the Borrowers.
          C. The Issuers (as successors to the issuers under the 2009 Senior Secured Notes Indenture), the Collateral Agents, the 2009 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of November 5, 2009 (the “2009 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2009 Senior Secured Notes”).

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          D. The Issuers (as successors to the Escrow Issuers (as defined in the 2010 Senior Secured Notes Indenture)), the Collateral Agents, the 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (the “2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued debt securities (the “2010 Senior Secured Notes”). On November 16, 2010, in connection with such issuance, the 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          E. The Issuers, the Collateral Agents, the Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, have entered into an indenture, dated on or about the date of this Agreement (the “Senior Secured Notes Indenture”), pursuant to which the Issuers will issue, on the date of this Agreement, debt securities (the “New Senior Secured Notes”). On the date hereof, in connection with such issuance, the Trustee has become a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          F. Certain of the Security Reaffirming Parties are party to one or more of the Reaffirmed Security Documents (as defined below).
          G. Each Security Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the issuance of the New Senior Secured Notes and the consummation of the transactions contemplated thereby.
          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
          SECTION 1.01. Reaffirmation. (a) Each Security Reaffirming Party (i) agrees that, notwithstanding the issuance of the New Senior Secured Notes, each of the Security Documents (each as may have been amended and/or confirmed prior to the date hereof) set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to the “Secured Obligations” as defined in the Senior Secured Notes Indenture, which have been or will on the date of this Agreement be designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”).
     (b) Each of the Security Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the “Secured Obligations” as defined in the Senior Secured Notes Indenture constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B (subject to certain exceptions in respect of certain of the documentation listed in Schedule B that is governed by the laws of Quebec and Germany).
     (c) Each of the Security Reaffirming Parties hereby agrees that the Parallel Debt, if any, of such Security Reaffirming Party created under the First Lien Intercreditor Agreement or under

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any guarantor joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations (as defined in the First Lien Intercreditor Agreement) upon and following the issuance of the New Senior Secured Notes and the Secured Notes Designation.
     (d) With respect to all Loan Parties incorporated in Luxembourg, the limitations set forth in Schedule D shall apply.
ARTICLE II
Representations and Warranties
          SECTION 2.01. Organization; Powers. Each Security Reaffirming Party hereby represents and warrants as of the date hereof that such Security Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.
          SECTION 2.02. Authorization. Each Security Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Security Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.
          SECTION 2.03. Enforceability. Each Security Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by each such Security Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Security Reaffirming Party enforceable against such Security Reaffirming Party in accordance with its terms.
          SECTION 2.04. Grantors. Holdings hereby represents and warrants as of the date hereof that each Security Reaffirming Party and the Grantors listed on Schedule C (which are not signatories hereto) hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.
ARTICLE III
Miscellaneous
          SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement.
          SECTION 3.02. Loan Document. This Agreement is a Loan Document (as defined in the Credit Agreement) executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.
          SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof which, when taken together, bear the signatures of each Security Reaffirming Party, the Collateral Agents, the Administrative Agent, the Trustee, the 2010 Trustee and the 2009 Trustee shall have been received by each of the Collateral Agents, the Administrative Agent, the

4

Trustee, the 2010 Trustee and the 2009 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
          SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Loan Document or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Loan Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Loan Document from any of its obligations and liabilities thereunder. Each of the Loan Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.
          SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austria Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.
          SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which shall continue in full force and effect.
          SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.
[remainder of page intentionally blank; signature page is next page]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

CSI LATIN AMERICAN HOLDINGS CORPORATION
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

EVERGREEN PACKAGING CANADA LIMITED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

NEWSPRING CANADA INC.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

798795 ONTARIO LIMITED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

PACTIV CANADA INC.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

REYNOLDS FOOD PACKAGING CANADA INC.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

SIG ASSET HOLDINGS LIMITED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

EVERGREEN PACKAGING (HONG KONG) LIMITED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

SIG COMBIBLOC LIMITED
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CSI HUNGARY KFT.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

BEVERAGE PACKAGING HOLDINGS
(LUXEMBOURG) I S.A., a public limited
liability company (société anonyme) with
registered office at 6C Parc d’Activités
Syrdall, L-5365 Munsbach, Grand-Duchy of
Luxembourg, registered with the
Luxembourg register of commerce and
companies under number B 128.592

By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG)
II S.A., a public limited liability
company (société anonyme) with registered
office at 6C Parc d’Activités Syrdall,
L-5365 Munsbach, Grand-Duchy of
Luxembourg, registered with the
Luxembourg register of commerce and
companies under number B 128.914

By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG)
III S.À R.L., a private limited liability
company (société à responsabilité
limitée) with registered office at 6C
Parc d’Activités Syrdall, L-5365
Munsbach, Grand-Duchy of Luxembourg,
registered with the Luxembourg register
of commerce and companies under number B
128.135 and having a share capital of EUR
404,969,325

By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À
R.L., a private limited liability company
(société à responsabilité limitée) with
registered office at 6c, Parc d’Activités
Sydrall, L-5365 Munsbach, Grand-Duchy of
Luxembourg, registered with the
Luxembourg register of commerce and
companies under number B 152.662 and
having a share capital of EUR 12,500

By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.,
a public limited liability company
(société anonyme) with registered office
at 6C Parc d’Activités Syrdall, L-5365
Munsbach, Grand-Duchy of Luxembourg,
registered with the Luxembourg register
of commerce and companies under number B
148.957

By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorised Signatory

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CSI EN ENSENADA, S. DE R.L. DE C.V.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CSI EN SALTILLO, S. DE R.L. DE C.V.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CSI TECNISERVICIO, S. DE R.L. DE C.V.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

EVERGREEN PACKAGING MEXICO, S. DE R.L. DE C.V.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

MAXPACK, S. DE R.L. DE C.V.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

REYNOLDS METALS COMPANY DE MEXICO, S. DE R.L. DE C.V.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL B.V.
By	/s/ Karen Mower
	Name:	Karen Mower
Its authorised representative

EVERGREEN PACKAGING INTERNATIONAL B.V.
By	/s/ Karen Mower
	Name:	Karen Mower
Its authorised representative

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.
By	/s/ Karen Mower
	Name:	Karen Mower
Its authorised representative

REYNOLDS PACKAGING INTERNATIONAL B.V.
By	/s/ Karen Mower
	Name:	Karen Mower
Its authorised representative

REYNOLDS GROUP HOLDINGS LIMITED
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

and witnessed by
/s/ Karen Mower
Name:	Karen Mower
Address: Sydney, Australia Occupation: Attorney

WHAKATANE MILL LIMITED
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

and witnessed by
/s/ Karen Mower
Name:	Karen Mower
Address: Sydney, Australia Occupation: Attorney

SIG COMBIBLOC GROUP AG
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

IVEX HOLDINGS, LTD.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

KAMA EUROPE LIMITED
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

OMNI-PAC U.K. LIMITED
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

THE BALDWIN GROUP LIMITED
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG HOLDINGS (UK) LIMITED
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC LIMITED
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

BAKERS CHOICE PRODUCTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

BLUE RIDGE HOLDING CORP.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BRPP, LLC
By: BLUE RIDGE PAPER PRODUCTS INC., its Sole Member and Manager
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI MEXICO LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Assistant Secretary

EVERGREEN PACKAGING INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

EVERGREEN PACKAGING USA INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

NEWSPRING INDUSTRIAL CORP.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

PACTIV CORPORATION
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV FACTORING LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV GERMANY HOLDINGS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV INTERNATIONAL HOLDINGS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV MANAGEMENT COMPANY LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RETIREMENT ADMINISTRATION LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RSA LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PCA WEST INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP INDUSTRIES, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP HOLDINGS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PRAIRIE PACKAGING, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Vice President and Assistant Treasurer

REYNOLDS CONSUMER PRODUCTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS FLEXIBLE PACKAGING INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS FOIL INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS FOOD PACKAGING LLC
By	/s/ Helen Dorothy Golding
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS GROUP ISSUER INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS PACKAGING INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING LLC
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING MACHINERY INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

SIG COMBIBLOC INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SIG HOLDING USA, INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

ULTRA PAC, INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent,
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

THE BANK OF NEW YORK MELLON, in its capacity as Trustee, 2010 Trustee and 2009 Trustee,
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent,
By:	/s/ Elaine Lockhart
	Name:	Elaine Lockhart
	Title:	Director

SCHEDULE A
TO REAFFIRMATION AGREEMENT
List of the Security Reaffirming Parties

JURISDICTION	ENTITY
BRITISH VIRGIN ISLANDS	CSI Latin American Holdings Corporation

CANADA	Closure Systems International (Canada) Limited Reynolds Food Packaging Canada Inc. Evergreen Packaging Canada Limited Newspring Canada Inc. 798795 Ontario Limited Pactiv Canada Inc.

GUERNSEY	SIG Asset Holdings Limited

HONG KONG	SIG Combibloc Limited Closure Systems International (Hong Kong) Limited Evergreen Packaging (Hong Kong) Limited

HUNGARY	Closure Systems International Holdings (Hungary) Kft CSI Hungary Kft

LUXEMBOURG	Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) II S.A.
Beverage Packaging Holdings (Luxembourg) III S.à.r.l.
Reynolds Group Issuer (Luxembourg) S.A.
Evergreen Packaging (Luxembourg) S.à r.l.

MEXICO	Grupo CSI de Mexico, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Bienes Industriales del Norte, S.A. de C.V.
Técnicos de Tapas Innovativas, S.A. de C.V.
Evergreen Packaging Mexico, S. de R.L. de C.V.
Reynolds Metals Company de Mexico, S. de R.L. de C.V.
Maxpack, S. de R.L. de C.V.

NETHERLANDS	Closure Systems International B.V. Reynolds Consumer Products International B.V. Evergreen Packaging International B.V. Reynolds Packaging International B.V.

NEW ZEALAND	Reynolds Group Holdings Limited Whakatane Mill Limited

SWITZERLAND	SIG Combibloc Group AG

UNITED KINGDOM	SIG Combibloc Limited
Closure Systems International (UK) Limited
Reynolds Subco (UK) Limited
SIG Holdings (UK) Limited
Reynolds Consumer Products (UK) Limited
Ivex Holdings, Ltd.
Kama Europe Limited
The Baldwin Group Limited
J. & W. Baldwin (Holdings) Limited
Omni-Pac U.K. Limited

UNITED STATES	Bakers Choice Products, Inc. Closure Systems International Holdings Inc.

JURISDICTION	ENTITY
Closure Systems International Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Reynolds Consumer Products Holdings Inc.
Reynolds Consumer Products, Inc.
Reynolds Foil Inc.
Reynolds Group Holdings Inc.
Reynolds Group Issuer LLC
Reynolds Group Issuer Inc. Reynolds Packaging Machinery Inc.
Reynolds Services Inc.
SIG Combibloc Inc.
SIG Holding USA, Inc.
Southern Plastics Inc.
Closure Systems International Americas, Inc.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
BRPP, LLC
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.
Evergreen Packaging International (US) Inc.
Reynolds Packaging, Inc.
Reynolds Flexible Packaging Inc.
Ultra Pac, Inc.
Reynolds Food Packaging LLC
Reynolds Packaging Kama Inc.
Reynolds Packaging LLC
Pactiv Corporation
Pactiv Factoring LLC
Pactiv RSA LLC
Pactiv Retirement Administration LLC
Pactiv Germany Holdings Inc.
Pactiv International Holdings Inc.
Pactiv Management Company LLC
PCA West Inc.
Prairie Packaging, Inc.
PWP Holdings, Inc.
PWP Industries, Inc.
Newspring Industrial Corp.

SCHEDULE B
TO THE REAFFIRMATION AGREEMENT
Part I
List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
BRITISH VIRGIN ISLANDS	Debenture dated December 2, 2009 granted by CSI Latin American Holdings Corporation. Share charge dated December 2, 2009 granted by Closure Systems International B.V. over shares in CSI Latin American Holdings Corporation.	“Secured Liabilities”

CANADA	Canadian General Security Agreement dated as of December 2, 2009 granted by Closure Systems International (Canada) Limited to The Bank of New York Mellon, as collateral agent.	“Obligations”

Canadian Pledge Agreement dated as of December 2, 2009 granted by Closure Systems International B.V. to The Bank of New York Mellon, as collateral agent, relating to the shares in Closure Systems International (Canada) Limited.

Canadian General Security Agreement dated as of May 4, 2010 granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of May 4, 2010 granted by Evergreen Packaging International B.V. in favour of The Bank of New York Mellon in respect of shares in Evergreen Packaging Canada Limited.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Canadian General Security agreement dated as of September 1, 2010 between Reynolds Food Packaging Canada Inc. and The Bank of New York Mellon.

Canadian Pledge Agreement dated as of September 1, 2010 between Reynolds Packaging International B.V. and The Bank of New York Mellon, relating to shares in Reynolds Food Packaging Canada Inc.

Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon dated September 1, 2010.

Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon dated September 1, 2010.

Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon dated September 1, 2010.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon dated November 16, 2010.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon dated November 16, 2010

Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. in favour of The Bank of New York Mellon dated November 16, 2010

Canadian General Security Agreement dated as of November 16, 2010 between Pactiv Canada Inc. and The Bank of New York Mellon.

Canadian Pledge Agreement dated as of November 16, 2010 between 798795 Ontario Limited and The Bank of New York Mellon, relating to shares in Pactiv Canada Inc.

Canadian General Security Agreement dated as of November 16, 2010 between Newspring Canada Inc. and The Bank of New York Mellon.

Canadian Pledge Agreement dated as of November 16, 2010 between Reynolds Food Packaging Canada Inc. and The Bank of New York Mellon, relating to shares in Newspring Canada Inc.

Canadian General Security Agreement dated as of November 16, 2010 between 798795 Ontario Limited and The Bank of New York Mellon

Canadian Pledge Agreement dated as of November 16, 2010 between Newspring Canada Inc. and The Bank of New York Mellon, relating to shares 798795 Ontario Limited.

GERMANY	Account Pledge Agreement dated November 5, 2009, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New	“Obligations”

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent.

Account Pledge Agreement dated November 5, 2009, and entered into between SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

IP Assignment Agreement dated December 2, 2009, and entered into between SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010 and November 16, 2010.

JAPAN	Blanket Security Over Shares Agreement, dated as of December 2, 2009, among The Bank of New York Mellon, as Collateral Agent, the Secured Parties (as defined therein) and Closure Systems International B.V.	“Obligations”

LUXEMBOURG	Share Pledge Agreement dated November 5, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent, such pledge being granted over the shares held by Reynolds Group Holdings Limited in the share capital of Beverage Packaging Holdings (Luxembourg) I S.A.	“Secured Obligations”

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Reynolds Group Issuer (Luxembourg) S.A.

Pledge Over Receivables dated November 5, 2009 and entered into by Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Reynolds Group Issuer (Luxembourg) S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l. under a proceeds loan agreement.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) II S.A. as pledgor and the Collateral Agent, such pledge

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
being granted over the claims the pledgor owns against Beverage Packaging Holdings (Luxembourg) I S.A. under certain proceeds loans made by Beverage Packaging Holdings (Luxembourg) II S.A. to Beverage Packaging Holdings (Luxembourg) I S.A.

Profit Participating Bonds Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the Bonds (as defined therein) issued by Beverage Packaging Holdings (Luxembourg) III S.à r.l. and held by Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Closure Systems International (Luxembourg) S.à r.l. as pledgor (the rights, obligations and liabilities of which have been transferred to Beverage Packaging Holdings (Luxembourg) III S.à r.l.) and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Reynolds Consumer Products (Luxembourg) S.à r.l. as pledgor (the rights, obligations and liabilities of

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
which have been transferred to Beverage Packaging Holdings (Luxembourg) III S.à r.l.) and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Pledge Over Receivables dated December 2, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent in the presence of Beverage Packaging Holdings (Luxembourg) I S.A., such pledge being granted over certain receivables held by Reynolds Group Holdings Limited towards Beverage Packaging Holdings (Luxembourg) I S.A. under an intercompany loan agreement.

Pledge Over Receivables dated February 23, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent in the presence of SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. towards SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA under certain intercompany loan agreements.

Pledge Over Bank Accounts dated May 4, 2010 between Evergreen Packaging (Luxembourg) S.à r.l and The Bank of New York Mellon.

Pledge Over Receivables dated May 4, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent in the presence of SIG Combibloc Holding GmbH, such pledge being

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards SIG Combibloc Holding GmbH under certain intercompany loan agreements.

MEXICO	Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated January 29, 2010 executed by and among Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI en Ensenada, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Bienes Industriales del Norte, S.A. de C.V., and Técnicos de Tapas Innovativas, S.A. de C.V. as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.	“Obligaciones Garantizadas”

Equity Interests Pledge Agreement (Contrato de Prenda sobre Acciones y Partes Sociales) dated January 29, 2010 executed by and among Grupo CSI de México, S. de R.L. de C.V., Closure Systems International B.V., CSI Mexico LLC, CSI en Saltillo, S. de R.L. de C.V., and Closure Systems Mexico Holdings LLC, as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of Bienes Industriales del Norte, S.A. de C.V., Técnicos de Tapas Innovativas, S.A. de C.V., CSI Tecniservicio, S. de R.L. de C.V., and CSI en Ensenada, S. de R.L. de C.V.

Irrevocable Security Trust Agreement with Reversion Rights number F/00737 (Contrato de Fideicomiso de Garantía con Derechos de Reversión No. F/00737), dated January 29, 2010 executed by and among CSI en Saltillo, S. de R.L. de C.V., as trustor, The Bank of New York Mellon, S.A., Institución de Banca Múltiple, as trustee, and The Bank of New

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as first place beneficiary.

Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated May 4, 2010, executed by and between Evergreen Packaging Mexico, S. de R.L. de C.V., as pledgor, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Partnership Interest Pledge Agreement (Contrato de Prenda sobre Parte Social) dated May 4, 2010, executed by and between Evergreen Packaging International B.V., as pledgor, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of Evergreen Packaging Mexico, S. de R.L. de C.V.

Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated September 1, 2010, executed by and among Maxpack, S. de R.L. de C.V. and Reynolds Metals Company de Mexico, S. de R.L. de C.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Partnership Interests Pledge Agreement (Contrato de Prenda sobre Partes Sociales) dated September 1, 2010, executed by and among Reynolds Packaging International B.V., Closure Systems International B.V. and Reynolds Metals Company de Mexico, S. de R.L. de C.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
the acknowledgment of Maxpack, S. de R.L. de C.V.

NETHERLANDS	Notarial Deed of Pledge of Registered Shares dated November 5, 2009 between Closure Systems International (Luxembourg) S.à r.l. as pledgor, the Pledgee and Closure Systems International B.V. as the Company, in respect of which all obligations of the pledgor have been assumed by Beverage Packaging Holdings (Luxembourg) III S.à r.l.	“Secured Obligations”

Notarial deed of pledge of registered shares dated November 5, 2009 between Reynolds Consumer Products (Luxembourg) S.à r.l. as pledgor, the Pledgee and Reynolds Consumer Products International B.V. as the Company, in respect of which all obligations of the pledgor have been assumed by Closure Systems International B.V. following a contribution of the shares of Reynolds Consumer Products International B.V. to Closure Systems International B.V.

Disclosed Pledge of Bank Accounts dated November 5, 2009 between Closure Systems International B.V. and Reynolds Consumer Products International B.V. and the Pledgee (as defined therein).

Disclosed Pledge of Bank Accounts dated May 4, 2010 between Evergreen Packaging International B.V. and The Bank of New York Mellon.

Notarial Deed of Pledge of Registered Shares dated May 4, 2010 between Evergreen Packaging (Luxembourg) S.à.r.l and The Bank of New York Mellon in respect of shares in Evergreen Packaging International B.V.

Disclosed Pledge of Bank Accounts dated September 1, 2010 between Reynolds Packaging International B.V. and The Bank of New York Mellon.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Notarial Deed of Pledge of Registered Shares dated September 1, 2010 between Closure Systems International B.V. and The Bank of New York Mellon in respect of shares in Reynolds Packaging International B.V.

NEW ZEALAND	General Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent	“Secured Liabilities”

Specific Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent

UNITED KINGDOM	Debenture granted by Reynolds Subco (UK) Limited (formerly, BACO Consumer Products Limited) dated December 2, 2009.	“Secured Liabilities”

Security Over Shares Agreement over shares in Closure Systems International (UK) Limited granted by Closure Systems International B.V. dated December 2, 2009.

Debenture granted by Closure Systems International (UK) Limited dated December 2, 2009.

Security Over Shares Agreement over shares in Reynolds Consumer Products (UK) Limited granted by Reynolds Consumer Products International B.V. dated December 2, 2009.

Debenture granted by Reynolds Consumer Products (UK) Limited dated December 2, 2009.

Debenture granted by SIG Combibloc Limited dated December 2, 2009.

Security Over Shares Agreement over shares in SIG Holdings (UK) Limited granted by SIG Finanz AG (now assumed by SIG Combibloc

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Group AG by way of merger effective June 15, 2010) dated December 2, 2009.

Debenture granted by SIG Holdings (UK) Limited dated December 2, 2009.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Reynolds Consumer Products International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Assignment of Contractual Rights dated December 2, 2009 entered into by and between The Bank of New York Mellon and Beverage Packaging Holdings (Luxembourg) III S.à r.l relating to loans made to SIG Euro Holding AG & Co KGaA and Closure Systems International B.V.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Assignment of Contractual Rights under a specific contract (of around EUR (7 million)) between Beverage Packaging Holdings (Luxembourg) I S.A. as lender and SIG Austria Holding GmbH as borrower dated February 23, 2010.

Security Over Shares Agreement between SIG Combibloc Holding GmbH and The Bank of New York Mellon, in respect of the shares in SIG Combibloc Limited dated August 16, 2010.

Debenture between Ivex Holdings, Ltd. and The Bank of New York Mellon dated September 1, 2010.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Debenture between Kama Europe Limited and The Bank of New York Mellon dated September 1, 2010.

Security Over Shares Agreement between Reynolds Packaging International B.V. and The Bank of New York Mellon, relating to shares in Ivex Holdings, Ltd dated September 1, 2010.

Debenture granted by Omni-Pac U.K. Limited dated November 16, 2010.

Debenture granted by The Baldwin Group Limited dated November 16, 2010.

Debenture granted by J. & W. Baldwin (Holdings) Limited dated November 16, 2010.

UNITED STATES	U.S. Collateral Agreement, dated as of November 5, 2009, among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., each Subsidiary of Holdings (as defined therein) from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.	“Obligations”

Patent Security Agreement dated as of September 1, 2010 among Ultra Pac, Inc., Reynolds Food Packaging LLC, Reynolds Packaging LLC and The Bank of New York Mellon.

Trademark Security Agreement dated as of September 1, 2010 among Ultra Pac, Inc., Reynolds Food Packaging LLC, Reynolds Packaging LLC and The Bank of New York Mellon.

Copyright Security Agreement dated as of November 16, 2010 between Pactiv Corporation and The Bank of New York Mellon.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Patent Security Agreement dated as of November 16, 2010 among Pactiv Corporation, Newspring Industrial Corp. Prairie Packaging, Inc., PWP Industries, Inc. and The Bank of New York Mellon.

Trademark Security Agreement dated as of November 16, 2010 among Pactiv Corporation, Newspring Industrial Corp. Prairie Packaging, Inc., PWP Industries, Inc. and The Bank of New York Mellon.

SCHEDULE B
TO THE REAFFIRMATION AGREEMENT
Part II
List of the Reaffirmed Security Documents
Collateral Agent: Wilmington Trust

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA

AUSTRALIA	Equitable Mortgage of Shares dated June 17, 2010 between Whakatane Mill Limited as mortgagor and Wilmington Trust (London) Limited as mortgagee relating to the Share shares in Whakatane Mill Australia Pty Limited.	“Secured Liabilities”

AUSTRIA	Share Pledge Agreement dated March 4, 2010 over the shares in SIG Austria Holding GmbH granted by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) in favour of the Collateral Agent.	“Secured Obligations”

Share Pledge Agreement dated March 4, 2010 over the shares in SIG Combibloc GmbH granted by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) in favour of the Collateral Agent.

COSTA RICA	Pledge of Quotas Agreement, executed by Closure Systems International B.V. This document was executed on January 29, 2010, by Closure Systems International B.V. (as Pledgor) and also by Wilmington Trust (London) Limited (as Pledgee).	“Obligations”

GERMANY	Account Pledge Agreement dated February 3, 2010 entered into between SIG Asset Holdings Limited as pledgor, and Wilmington Trust (London) Limited as Collateral Agent and as pledgee and others as pledges, as amended by a confirmation and amendment agreement dated 4 May 2010.	“Obligations”

Account Pledge Agreement dated November 16, 2010 entered into between SIG Asset Holdings Limited as pledgor, and Wilmington Trust (London) Limited as Collateral Agent.

GUERNSEY	Security Interest Agreement over Securities relating to SIG Asset Holdings Limited dated January 29, 2010 between SIG Combibloc Group AG and Wilmington Trust (London) Limited as Collateral Agent	“Obligations”

Security Interest Agreement over Third Party Bank Account of SIG Asset Holdings Limited dated January 29, 2010 between SIG Asset Holdings Limited and Wilmington Trust (London) Limited as Collateral Agent

HONG KONG	Security over Shares Agreement dated February 25, 2010 entered into by Closure Systems International B.V. over its shares in Closure Systems International (Hong Kong) Limited.	“Secured Liabilities”

Security over Shares Agreement dated February 25, 2010 entered into by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) over its shares in SIG Combibloc Limited.

Debenture granted by Closure Systems International (Hong Kong) Limited dated February 25, 2010.

Debenture granted by SIG Combibloc Limited dated February 25, 2010. Debenture granted by Evergreen Packaging (Hong Kong) Limited dated May 4, 2010.

Security over shares agreement dated May 4, 2010 entered into by Evergreen Packaging International B.V. over its shares in Evergreen Packaging (Hong Kong) Limited.

HUNGARY	Quota Charge Agreement dated January 29, 2010 over quotas in CSI Hungary Kft granted by Closure Systems International B.V. in favour of Wilmington Trust (London) Limited.	“Obligations”

Quota Charge Agreement dated January 29, 2010 over quotas in Closure Systems International Holdings (Hungary) Kft granted by Closure Systems International B.V. in favour of Wilmington Trust (London) Limited.

Agreement Constituting Floating Charge dated January 29, 2010 granted by Closure Systems

International Holdings (Hungary) Kft in favour of Wilmington Trust (London) Limited.

Charge and Security Deposit Over Bank Accounts Agreement dated January 29, 2010 granted by Closure Systems International Holdings (Hungary) Kft in favour of Wilmington Trust (London) Limited.

Agreement Constituting Floating Charge dated January 29, 2010 granted by CSI Hungary Kft in favour of Wilmington Trust (London) Limited. Agreement Constituting Framework Fixed Charge Over Moveable Assets dated January 29, 2010 granted by CSI Hungary Kft in favour of Wilmington Trust (London) Limited.

Charge and Security Deposit Over Bank Accounts Agreement dated January 29, 2010 granted by CSI Hungary Kft in favour of Wilmington Trust (London) Limited.

NEW ZEALAND	General Security Deed dated May 28, 2010 between Whakatane Mill Limited and Wilmington Trust (London) Limited.	“Secured Liabilities”

Specific Security Deed dated May 28, 2010 in respect of shares in Whakatane Mill Limited, between SIG Combibloc Holding GmbH and Wilmington Trust (London) Limited.

Real property mortgages given by Whakatane Mill Limited in respect of the following certificates of title: SA685/3; SA658/133; SA657/97; SA1743/3; SA942/52; SA5B/958; SA26C/782; SA1006/36; SA1443/56 and SA802/138.

UNITED KINGDOM	Security Over Cash Agreement granted by CSI Hungary Gyarto es Kereskedelmi Kft, dated January 29, 2010, in favour of Wilmington Trust (London) Limited as the collateral agent.	“Secured Liabilities”

SCHEDULE C
TO THE REAFFIRMATION AGREEMENT
Excluded Grantors
Australia:
Whakatane Mill Australia Pty Limited
Austria:
SIG Combibloc GmbH
SIG Combibloc GmbH & Co KG
SIG Austria Holding GmbH
Brazil:
Closure Systems International (Brazil) Sistemas de Vedaçao Ltda.
SIG Beverages Brasil Ltda.
SIG Combibloc do Brasil Ltda.
Costa Rica:
CSI Closure Systems Manufacturing de Centro America, S.R.L.
Germany:
SIG Euro Holding AG & Co. KGaA
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH
Japan:
Closure Systems International Japan, Limited
Closure Systems International Holdings (Japan) KK
Switzerland
SIG Reinag AG
SIG Technology AG
SIG allCap AG
SIG Combibloc Procurement AG
SIG Schweizerische Industrie-Gesellschaft AG
SIG Combibloc (Schweiz) AG
Thailand:
SIG Combibloc Ltd.

SCHEDULE D
TO THE REAFFIRMATION AGREEMENT

SCHEDULE D
TO THE REAFFIRMATION AGREEMENT
Luxembourg Limitations
(a) Notwithstanding any other provisions of the Credit Agreement or any other Credit Document, the obligations of any Guarantor incorporated in Luxembourg (the “Luxembourg Guarantor”) under (i) Section 10.01 of the Credit Agreement, (ii) Article X of the Senior Secured Notes Indenture in respect of the 7.75% Senior Secured Notes due 2016, (iii) Article X of the Senior Unsecured Notes Indenture in respect of the 8.5% Senior Unsecured Notes due 2018, (iv) Article X of the Senior Secured Notes Indenture in respect of the 7.125% Senior Secured Notes due 2019, (v) Article X of the Senior Unsecured Notes Indenture in respect of the 9.000% Senior Unsecured Notes due 2019, (vi) Article X of the Senior Secured Notes Indenture in respect of the 6.875% Senior Secured Notes due 2021, (vii) Article X of the Senior Unsecured Notes Indenture in respect of the 8.250% Senior Unsecured Notes due 2021 and (viii) any other guarantee commitment contained in an agreement, including, but not limited to, any facility, loan agreement or indenture which Holdings and the Administrative Agent agree is subject to this limitation, in each case in respect of the obligations of any Loan Party that is not a direct or indirect subsidiary of such Luxembourg Guarantor (in this Schedule the “Luxembourg Guarantees”), shall be limited at any time to an aggregate amount not exceeding the higher of 90% of:
     a. the Luxembourg Guarantor’s own funds (capitaux propres), as referred to in article 34 of the Luxembourg Law dated 19 December 2002 concerning the trade and companies register and the accounting and annual accounts of undertakings (the “2002 Law”) as at the date of demand of payment under the Luxembourg Guarantees, increased by the amount of any Luxembourg Intra-Group Liabilities (as defined below); and
     b. the Luxembourg Guarantor’s own funds (capitaux propres), as referred to in article 34 of the 2002 Law as at the date of entry into any of the Luxembourg Guarantees, increased by the amount of any Luxembourg Intra-Group Liabilities (as defined below).
(b) The limitation set forth in the above clause (a) shall not apply to any amounts due by a Loan Party which has been directly or indirectly advanced to such Luxembourg Guarantor or any of its subsidiaries.
(c) The term “Luxembourg Intra-Group Liabilities” means any amounts owed by the Guarantor to Holdings or any Subsidiaries that have not been financed (directly or indirectly) by any indebtedness under the Credit Documents.
(d) For the avoidance of doubt, the limitation set forth in the above clause (a) shall not apply to or in any way limit any security interests granted by a collateral agreement entered into by a Luxembourg Guarantor.
(e) The obligations of each Luxembourg Guarantor under the Luxembourg Guarantees shall not include any obligations that, if incurred, would constitute a breach of the provisions on financial assistance as defined by Article 49-6 of the Luxembourg law of 10 August 1915 on commercial companies, as amended, to the extent applicable, at the date of the Luxembourg Guarantees, to Luxembourg Guarantors having the form of a private limited liability company.